                                                                   EXHIBIT 10.21

                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                   AND SECOND AMENDMENT TO SECURED CAPEX NOTE



     This SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND SECOND AMENDMENT TO SECURED CAPEX NOTE (this "Amendment") is dated as of January 18, 2000, and
                             ---------
entered into by and between THE RIGHT START, INC., a California corporation ("Borrower"), and HELLER FINANCIAL, INC. ("Lender").
  --------                                 ------


                                    RECITALS

     WHEREAS, Borrower and Lender have entered into that certain Loan and Security Agreement dated as of November 14, 1996, as amended by that certain First Amendment to Loan and Security Agreement and Limited Waiver and Consent dated as of April 30, 1997, as further amended by that certain Second Amendment to Loan and Security Agreement and Limited Waiver dated July 10, 1997, as further amended by that certain Third Amendment to Loan and Security Agreement, Limited Waiver and Consent dated September 3, 1997, as further amended by that certain Fourth Amendment to Loan and Security Agreement and Limited Consent effective as of January 30, 1998, as further amended by that certain Waiver and Fifth Amendment to Loan and Security Agreement dated as of December 9, 1998, as further amended by that certain Sixth Amendment to the Loan and Security Agreement and First Amendment to Secured CAPEX Note dated as of November 8, 1999 (as so amended, the "Loan Agreement");
                     --------------

     WHEREAS, in connection with the Loan Agreement, Borrower made that certain Secured CAPEX Note dated November 14, 1996, in favor of Lender in the principal amount of $3,000,000, as amended by that certain Sixth Amendment to the Loan and Security Agreement and First Amendment to Secured CAPEX Note dated as of November 8, 1999 (as so amended, the "CAPEX Note");
                                      ----------

     WHEREAS, Borrower has requested certain amendments to the Loan Documents (as defined in the Loan Agreement), including that the term of each of the Loan Agreement and the CAPEX Note be extended;

     WHEREAS, Lender is willing to grant such extension and other amendments, all upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of these premises, the agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

           1.     Defined Terms. Capitalized terms used but not otherwise
                  -------------
defined herein shall have the meanings given in the Loan Agreement.

           2.     Amendment to Subsection 1.1 of the Loan Agreement. The
                  -------------------------------------------------
following defined terms are added alphabetically to subsection 1.1 of the Loan
                                                    --------------
Agreement:

                  "Seventh Amendment Effective Date" means January 18, 2000."
                   --------------------------------

                  "Subscription Agreement" means that certain Subscription
                   ----------------------
           Agreement dated as of January 18, 2000, regarding the issuance to Lender of 5,130 shares of the common stock of Borrower."

                   "Warrant" means the warrant to purchase 5,000 shares of the
                    -------
           common stock of Borrower issued or to be issued to Heller Financial, Inc."

           3.   Amendment to Subsection 2.1(C) of the Loan Agreement. Subsection
                ----------------------------------------------------  ----------
2.1(C) is hereby deleted in its entirety and the following substituted therefor:
------
           "(C) CAPEX Line. Subject to the terms and conditions of this
                ----------
           Agreement and in reliance upon the representations and warranties of Borrower and the other Loan Parties set forth herein and in the other Loan Documents, Lender agrees to lend to Borrower each CAPEX Advance from time to time requested by Borrower to be applied to Permitted CAPEX Expenditures, the aggregate amount of which shall not exceed $3,000,000; provided that on the Seventh Amendment Effective Date, Borrower hereby requests, and Lender agrees to lend to Borrower, CAPEX Advances in the amount of $1,250,000 such that the outstanding principal balance of the CAPEX Loan as of such Seventh Amendment Effective Date, after giving effect to such CAPEX Advances, shall be $3,000,000. Amounts borrowed under this subsection 2.1(C) and prepaid
                                                   -----------------
           on or after the Seventh Amendment Effective Date (after giving effect to the CAPEX Advances described in the proviso in the preceding sentence) may not be reborrowed. Interest on the outstanding principal balance of the CAPEX Advances shall be due and payable on each Interest Payment Date. The outstanding principal balance of all CAPEX Advances, together with interest accrued and unpaid on such amount, shall be due and payable on the Termination Date."

           4.   Amendment to Subsection 2.5 of the Loan Agreement. The first
                -------------------------------------------------
sentence of Subsection 2.5 of the Loan Agreement is deleted in its entirety and
            --------------
the following substituted therefor:

                "This Agreement shall be effective until February 18, 2001 (the "Termination Date")."

           5.   Amendment to Subsection 6.3 of the Loan Agreement. Subsection
                -------------------------------------------------  ----------
6.3 of the Loan Agreement is hereby deleted in its entirety and the following
---
substituted therefor:


                "6.3 Minimum EBITDA. Borrower shall have a minimum EBITDA for
                 ------------------
the periods set forth below in the amounts set forth below:


                Period                                               Amount
                ------                                               ------

             Three months ended April 30, 1998                    ($1,200,000)
             Six months ended July 31, 1998                       ($1,200,000)
             Nine months ended October 31, 1998                   ($  900,000)
             Twelve months ended January 31, 1999                 ($  900,000)
             Twelve months ended April 30, 1999                   ($  500,000)
             Twelve months ended July 31, 1999                     $     0
             Twelve months ended October 31, 1999                  $  400,000
             Twelve months ended January 31, 2000                  $  500,000
             Twelve months ended April 30, 2000                    $  500,000
             Twelve months ended July 31, 2000                     $  500,000
             Twelve months ended October 31, 2000                  $  500,000
             Twelve months ended January 31, 2001                  $  500,000"

           6.   Amendment to Subsection 6.4 of the Loan Agreement. Subsection
                -------------------------------------------------  ----------
6.4 of the Loan Agreement is hereby deleted in its entirety and the following
---
substituted therefor:

                6.4  Capital Expenditure Limits. The aggregate amount of all
                     --------------------------
           Capital Expenditures of Borrower and its Subsidiaries (excluding trade-ins and excluding Capital Expenditures in respect of replacement assets to the extent funded with casualty insurance proceeds) will not exceed the amount set forth below for each period set forth below. In the event that Borrower or any of its Subsidiaries enters into a Capital Lease or other contract with respect to fixed assets, for purposes of calculating Capital

           Expenditures under this subsection only, the amount of the Capital Lease or contract initially capitalized on Borrower's or any Subsidiary's balance sheet prepared in accordance with GAAP shall be considered expended in full on the date that Borrower or any of its Subsidiaries enters into such Capital Lease or contract.

                       Fiscal Year Ending                          Amount
                       ------------------                          ------

                        January 30, 2000                          $1,750,000
                        January 29, 2001                          $1,750,000


           Permitted Capital Expenditures not made in Fiscal Year 1999 may be carried over for one year only to the next Fiscal Year; provided, however, any carried-over Capital Expenditure will be deemed used only after all otherwise Permitted Capital Expenditures for that Fiscal Year have been used.

           Notwithstanding anything herein to the contrary, on and after the Seventh Amendment Effective Date, each Capital Expenditure made with the proceeds of (i) a third-party financing (other than under this Agreement) on terms not less favorable to Borrower or any of its Subsidiaries, as applicable, than then-existing market terms, (ii) an equity offering of Borrower's securities in which any of the proceeds thereof are used for Capital Expenditures (in each of case (i) and
           (ii) to the extent of such proceeds so applied) or (iii) the gain realized on a sale of assets of Borrower (including securities held by Borrower) or any of its Subsidiaries, in each case to the extent the foregoing financing, equity offering or sale is permitted under this Agreement, shall not be subject to, or considered in the calculations of, the limitations of this subsection 6.4.
                                                    --------------

           7.   Amendment to Secured CAPEX Note. The reference to "February 18,
                -------------------------------
2000" in the first paragraph of the CAPEX Note is hereby deleted and "February 18, 2001" substituted therefor.

           8.   Representations and Warranties. Borrower represents and warrants
                ------------------------------
to Lender as follows:

                a. Borrower has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, as well as in each jurisdiction in which Borrower is required to be qualified to transact business.

                b. Borrower has full power and authority and legal right to execute and deliver this Amendment and to perform its obligations under the Loan Agreement and the CAPEX Note, each as amended hereby, and has taken all necessary action to authorize such execution, delivery and performance.

                c. This Amendment has been duly executed and delivered by Borrower and such Amendment, and each of the Loan Agreement and the CAPEX Note as amended hereby, each constitutes the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and subject to the availability of equitable remedies.

           9.   Conditions to the Effectiveness of this Amendment. Each of the
                -------------------------------------------------
following shall be conditions precedent to the effectiveness of this Amendment (the date on which such conditions are met being the "Effective Date"):
                                                      --------------

                a. Borrower shall have duly executed and delivered a counterpart of this Amendment to Lender or its counsel.

                b. Before and after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, (b) all of the representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except for any representation or warranty limited by its terms to a specific date), (c) Borrower shall have performed in all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or prior to such date, and (d) Borrower shall have delivered to Lender a certificate to such effect in the form attached hereto as Exhibit A.
                                                               ---------

                c. Borrower shall have delivered to Lender or its counsel a certificate of its Secretary or an Assistant Secretary, certifying as to
     (i) the resolutions of its Board of Directors authorizing (A) this Amendment and (B) the Subscription Agreement, the Warrant and the issuance of stock under each of the Subscription Agreement and the Warrant, (ii) the incumbency of the officers executing this Amendment and any other documents in connection herewith, (iii) the articles of incorporation of Borrower and
     (iv) the bylaws of Borrower, each as in effect on the Effective Date, together with a good standing certificate from the Secretary of State of the State of California with respect to the Borrower.

                d. Lender or its counsel shall have received (i) a duly executed and delivered Subscription Agreement, in form and substance satisfactory to Lender, and (ii) as a closing fee, a stock certificate issued to "Heller Financial, Inc." for 5,130 shares of common stock of Borrower.

                e. Borrower shall have duly executed and delivered the Warrant to Lender or its counsel, in form and substance satisfactory to Lender.

                f. Lender or its counsel shall have received an opinion of Milbank, Tweed, Hadley & McCloy LLP, special counsel to Borrower, in form and substance satisfactory to Lender.

           10.  Effect of Amendment; Ratification. From and after the Effective
                ---------------------------------
Date, all references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended hereby, and all references in the Loan Documents to the CAPEX Note or the Secured CAPEX Note shall mean the CAPEX Note as amended hereby. The terms and provisions set forth in this Amendment shall amend and supersede all inconsistent terms and provisions set forth in the Agreement or the CAPEX Note and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the CAPEX Note are hereby ratified and confirmed and are and shall continue in full force and effect.

           11.  No Waiver. Nothing contained herein or in any other instrument
                ---------
or document executed in connection herewith, nor any action taken by Lender in connection with this Amendment or any other action contemplated hereby shall in any event be construed or deemed to constitute a waiver of any past, present or future Default or Event of Default or a waiver or an estoppel of any cause of action Lender may have against Borrower for any reason whatsoever, and Lender hereby reserves all rights and remedies under the Agreement or the other Loan Documents.

           12. Fees and Expenses. Borrower acknowledges that all fees and
               -----------------
expenses (including reasonable attorneys fees) incurred by Lender in connection with this Amendment are for the account of Borrower pursuant to the Loan Agreement.

           13.  Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery via facsimile of an executed counterpart of a signature page of this Amendment shall be effective as delivery of a manually-executed counterpart of this Amendment.

           14.  Severability. The illegality or unenforceability of any
                ------------
provision of this Amendment, the Loan Agreement (including as amended hereby), the CAPEX Note (including as amended hereby) or any other document or any other instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment, the Loan Agreement (including as amended hereby), the CAPEX Note (including as amended hereby) or such other document or any other instrument or agreement required hereunder or thereunder.

           15.  Successors and Assigns. This Amendment shall be binding upon and
                ----------------------
shall inure to the benefit of Lender and Borrower and their respective successors and assigns.

           16.  Governing Law. This Amendment shall be governed by, and shall be
                -------------
construed and enforced in accordance with, the internal laws of the State of Illinois, without regard to conflicts of laws principles.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.

                                             THE RIGHT START, INC.


                                             By:  /s/ Gina Engelhard
                                                -----------------------------
                                             Name:    Gina Engelhard
                                                  ---------------------------
                                             Its:     Chief Financial Officer
                                                 ----------------------------


                                             HELLER FINANCIAL, INC.



                                             By: /s/ David A. Coleman
                                                -----------------------------
                                             Name:   David A. Coleman
                                                  ---------------------------
                                             Its:    Assistant Vice President
                                                 ----------------------------

                                                                       Exhibit A



                        BORROWER'S CLOSING CERTIFICATE
                        ------------------------------

           This certificate is delivered pursuant to that certain Seventh Amendment to Loan and Security Agreement and Second Amendment to Secured CAPEX Note dated as of January 18, 2000 (the "Amendment") between The Right Start,
                                        ---------
Inc., a California corporation ("Borrower"), and Heller Financial, Inc.
                                 --------
("Lender"). Except as provided herein, all capitalized terms used herein which
  ------
are defined in the Loan Agreement shall have the meanings given therein. The undersigned hereby certifies to Lender that he or she, as applicable, is the duly elected, qualified and acting Chief Executive Officer or Chief Financial Officer of Borrower, as applicable, and on behalf of Borrower (and not individually), further certifies to Lender that:

           1. Each representation and warranty made in Section 4 of the Loan
                                                       ---------
Agreement and in the other Loan Documents is true, correct and complete in all material respects as of the Effective Date (as defined in the Amendment) to the same extent as though made on and as of that date, except for any representation and warranty limited by its terms to a specific date.

           2. No event has occurred and is continuing or would result from the consummation of the transactions contemplated under the Amendment on the Effective Date which event would constitute a Default or Event of Default.

           3. Borrower has performed in all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or before the Effective Date.

           4. No order, judgment or decree of any court, arbitrator or governmental authority purports to enjoin or restrain Lender from making any Loans or issuing any Lender Letters of Credit to Borrower, or to extend the maturity date of any Loans or Letters of Credit outstanding on the date hereof.

           5. There is not pending, or to my knowledge threatened, any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration against or affecting Borrower or any of its property that has not been disclosed by Borrower in writing, and there has occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration so disclosed that could reasonably be expected to have a Material Adverse Effect.

           6. No event or condition has occurred since the fiscal quarter ending on October 31, 1999, which constitutes or could reasonably be expected to constitute a Material Adverse Effect or which has not been previously and fully disclosed to Lender in writing.

           7. On the date hereof after giving effect to the transactions contemplated by the Amendment on the date hereof and the payment by Borrower of all costs, fees and expenses related thereto, Borrower (a) owns assets the fair salable value of which are (i) greater than the total amount of its liabilities (including contingent liabilities) and (ii) greater than the amount that will be required to pay the probable liabilities of Borrower as they mature; (b) has capital that is not unreasonably small in relation to its business as presently conducted or any contemplated or undertaken transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

           8. The conditions precedent set forth in Section 9 of the Amendment have been satisfied.

           IN WITNESS WHEREOF, the undersigned has duly executed this Borrower's Closing Certificate on behalf of Borrower this 18th day of January, 2000.


                                             THE RIGHT START, INC.





                                             By: /s/ Jerry R. Welch
                                             Name:   Jerry R. Welch
                                             Title:  Chief Executive Officer



                                             By: /s/ Gina Engelhard
                                             Name:   Gina Engelhard
                                             Title:  Chief Financial Officer


                                       2